SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  August 19, 2003

Asset Backed Securities Corporation
(Exact name of registrant as specified in its charter)
Delaware	333-86750	13-3354848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

ITEM 5. OTHER EVENTS.

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003) and as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003 and July 18, 2003, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-86750) of the Registrant (the “Prospectus”); and (iii) the Prospectus Supplement for Asset Backed Securities Corporation, Asset-Backed Pass-Through Certificates, Series 2003-HE5 (the “Prospectus Supplement”), and shall be deemed to be a part hereof.  The consent of KPMG LLP to the incorporation by reference of their report on such financial statements in this Form 8-K and to being named as “Experts” in the Prospectus Supplement is attached hereto as Exhibit 23.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL

INFORMATION AND EXHIBITS.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of KPMG LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asset Backed Securities Corporation

By: /s/ Joe Little

Name: Joe Little
Title: Vice President

Dated:  August 19, 2003

EXHIBIT INDEX

Exhibit

Description

23.1

Consent of KPMG LLP

EXHIBIT 23.1

INDEPENDENT AUDITORS’ CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-86750) of Asset Backed Securities Corporation (the “Registrant”), and in the Prospectus Supplement of the Registrant (the “Prospectus Supplement”) via the Form 8-K of the Registrant dated August 18, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.

/s/ KPMG LLP

New York, New York
August 18, 2003